EXHIBIT 24

                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of up to $200,000,000 of debt securities of the Company, hereby constitutes and appoints THOMAS L. BINDLEY, WILLIAM B. MOORE and FRANK T. WESTOVER, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date indicated.
                         Date                                  Date

/s/ Bruce S. Chelberg  11/15/96    /s/ Pierre S. du Pont     11/15/96
--------------------              ------------------------
Bruce S. Chelberg                  Pierre S. du Pont

/s/ Thomas L. Bindley  11/15/96    /s/ Archie R. Dykes       11/15/96
---------------------              ------------------------
Thomas L. Bindley                  Archie R. Dykes

/s/ Frank T. Westover  11/15/96    /s/ Jarobin Gilbert, Jr.  11/15/96
---------------------              ------------------------
Frank T. Westover                  Jarobin Gilbert, Jr.

/s/ Herbert M. Baum    11/15/96    /s/ Victoria B. Jackson   11/15/96
---------------------              ------------------------
Herbert M. Baum                    Victoria B. Jackson

/s/ Richard G. Cline   11/15/96    /s/ Donald P. Jacobs      11/15/96
---------------------              ------------------------
Richard G. Cline                   Donald P. Jacobs

/s/ James W. Cozad     11/15/96    /s/ Charles S. Locke      11/15/96
---------------------              ------------------------
James W. Cozad                     Charles S. Locke